UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Brighthouse Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts BRIGHTHOUSE FINANCIAL, INC. 2026 Annual Meeting of Stockholders June 2, 2026 8:00 AM, Eastern Time For stockholders as of April 6, 2026 The meeting will be held solely by means of remote communication via the Internet (a “virtual meeting”) at www.virtualshareholdermeeting.com/BHF2026 BRIGHTHOUSE FINANCIAL, INC. 11225 N COMMUNITY HOUSE RD CHARLOTTE, NC 28277 ANNUAL MEETING INFORMATION V91631-P48695-Z92339 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 2, 2026 at 8:00 AM, Eastern Time You are receiving this communication because you hold shares in Brighthouse Financial, Inc. and have the right to vote on proposals being presented at the Annual Meeting. This communication is not a votable ballot and is only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the information contained in the proxy materials before voting. View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR receive a free paper or email copy of the material(s) by requesting them prior to May 19, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Annual Meeting* Smartphone users To attend the virtual Annual Meeting and cast your vote live, visit our Annual Point your camera here and Meeting website at www.virtualshareholdermeeting.com/BHF2026. Have your 16-digit control number available and then follow the instructions. vote without entering a There will be no physical location at which stockholders may attend the control number meeting. Vote by Internet or Mail: You may vote your shares until 11:59 p.m., Eastern Time on Monday, June 1, 2026, by Internet at www.ProxyVote.com or by Mail by completing and returning the proxy card included with the printed materials (if requested using the instructions above) to Brighthouse Financial, Inc., c/o Broadridge Financial Solutions, Inc. prior to the Annual Meeting. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote your shares. Board Voting Items Recommends 1. Election of nine (9) Directors each to serve a one-year term ending at the 2027 Annual Meeting of Stockholders Nominees: 1a. C. Edward (“Chuck”) Chaplin For 1b. Stephen C. Hooley For 1c. Michael J. Inserra For 1d. Carol D. Juel For 1e. Eileen A. Mallesch For 1f. Diane E. Offereins For 1g. Eric T. Steigerwalt For 1h. Paul M. Wetzel For 1i. Lizabeth H. Zlatkus For 2. Ratification of the appointment of Deloitte & Touche LLP as Brighthouse Financial’s independent registered public For accounting firm for fiscal year 2026 3. Advisory vote to approve the compensation paid to Brighthouse Financial’s Named Executive Officers For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V91632-P48695-Z92339